     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION JULY 28, 1997


                                                      REGISTRATION NO. 333-25481
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                              AMENDMENT NO. 4 TO


                                   FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                    INNOVATIVE GAMING CORPORATION OF AMERICA
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MINNESOTA                                     41-1713864
   (State or other jurisdiction                      (I.R.S. employer
  of incorporation or organization)               identification number)

                               4750 TURBO CIRCLE
                               RENO, NEVADA 89502
                                 (702) 823-3000

(Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)
                            -----------------------
                              EDWARD G. STEVENSON
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                    INNOVATIVE GAMING CORPORATION OF AMERICA
                               4750 TURBO CIRCLE
                               RENO, NEVADA 89502
                                 (702) 823-3000

           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH COPIES TO:
                             DOUGLAS T. HOLOD, ESQ.
                         MASLON EDELMAN BORMAN & BRAND,
                  A PROFESSIONAL LIMITED LIABILITY PARTNERSHIP
                              3300 NORWEST CENTER
                       MINNEAPOLIS, MINNESOTA 55402-4140
                                 (612) 672-8200

        APPROXIMATE DATE OF THE COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
From time to time after the effective date of this Registration Statement.

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.  [    ]

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.  [   ]

        If delivery of the prospectus is expected to be made pursuant to Rule
434, please check the following box.  [    ]


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Reno, State of Nevada, on July 25, 1997.


                                        INNOVATIVE GAMING CORPORATION OF AMERICA
                                         Registrant

                                        By:     /S/ Edward G. Stevenson
                                                -----------------------------
                                        Name:   Edward G. Stevenson
                                        Title:  President and Chief Executive
                                                Officer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to this Registration Statement has been signed below on the 25th day of July, 1997 by the following persons in the capacities indicated:



      SIGNATURE                                                        TITLE
      ---------                                                        -----
                                                                       President, Chief Executive Officer
      /S/ Edward G. Stevenson                                          and Director
      ------------------------                                         (principal executive officer)
      Edward G Stevenson

            *                                                          Director
      -----------------------
      Lyle Berman

            *                                                          Director
      ----------------------
      Paul A. Bible

     /S/ Scott H. Schackelton                                           Chief Financial Officer
     ------------------------                                          (principal accounting officer)
     Scott H.  Schackelton



     * By /s/ Scott H. Schackelton
          ------------------------
          Scott H. Schackelton
          Attorney-In-fact


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                                 EXHIBIT INDEX


EXHIBIT         DESCRIPTION OF DOCUMENT                        PAGE




  23(1)           Consent of Arthur Andersen LLP.





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